                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) May 21, 1999

        Advanta Mortgage Conduit Services, Inc., as Sponsor on behalf of
                       Advanta Mortgage Loan Trust 1999-2
             (Exact name of registrant as specified in its charter)


              Delaware                            333-77927-02                        23-2723382
    (State or other jurisdiction                 (Commission                        (IRS Employer
         of incorporation)                       File Number)                         ID Number)




                      Advanta Conduit Receivables, Inc.
           (Exact name of registrant as specified in its charter)

               Nevada                             333-77927-02                         88-0360305
    (State or other jurisdiction                 (Commission                         (IRS Employer
         of incorporation)                       File Number)                          ID Number)

Attention: General Counsel
10790  Rancho Bernardo Road
San Diego, California                                                                     92127
(Address of principal executive offices)                                               (Zip Code)

Registrants Telephone Number,
including area code:                                                                 (619) 674-1800

                            16875 West Bernardo Drive
                          San Diego, California 92127
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

Incorporation of Certain Documents by Reference

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, for each of the years in the three-year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999, and for the periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and
(iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


                  23.1     Consent of KPMG LLP, independent accountants.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ADVANTA MORTGAGE CONDUIT SERVICES,
                                            INC., as Sponsor on behalf of
                                            ADVANTA MORTGAGE LOAN TRUST 1999-2.


                                            By:   /s/ Michael Coco
                                                 -------------------------------
                                                 Name: Michael Coco
                                                 Title:    Vice President


                                            ADVANTA CONDUIT RECEIVABLES, INC.


                                            By:   /s/ Michael Coco
                                                --------------------------------
                                                Name: Michael Coco
                                                Title:    Vice President


Dated: May 21, 1999

                                  EXHIBIT INDEX

Exhibit                                                                           Page
-------                                                                           ----

23.1     Consent of KPMG LLP, independent accountants.